UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

NOVABAY PHARMACEUTICALS, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

**** YOUR VOTE IS VERY IMPORTANT ****

VOTE NOW BEFORE IT IS TOO LATE!

November 13, 2024

Dear Fellow NovaBay Shareholder,

The NovaBay Pharmaceuticals, Inc. Special Meeting of Stockholders is fast approaching on November 22, 2024. Your vote is VERY important!

The company urges you to submit your VOTE today!

Even if you plan to attend the special meeting, we urge you to vote now so your shares can be tabulated prior to the meeting.

The fastest and easiest way to vote is by telephone or online. Instructions on how to vote your shares by telephone or online are enclosed with this letter. Alternatively, you may sign and return the enclosed voting form in the envelope provided. Please note that if you own shares of NovaBay Pharmaceuticals, Inc. stock in multiple accounts, you may receive multiple packages. These are not duplicates. Please be sure to vote all your shares in all accounts.

If you have questions or need help voting your shares, please call our proxy solicitation firm, Sodali & Co., at 1-800-607-0088

Thank you for your investment in NovaBay Pharmaceuticals, Inc. and for taking the time to vote your shares.

Very truly yours,

Justin M. Hall, Esq.

Chief Executive Officer

jhall@novabay.com

NOVABAY PHARMACEUTICALS, INC.
2000 Powell St, Suite 1150, Emeryville, CA 94608 • Phone: (510) 899-8870 • Fax: (510) 255-0371